UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            May 2, 2003

RESTORATION HARDWARE, INC.
(Exact name of registrant as specified in its charter)

000-24261	Delaware	68-0140361
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (415) 924-1005

Item 5.  Other Events.

On May 2, 2003, we issued a press release announcing our final 2002 financial results.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 2, 2003, regarding the registrant’s final 2002 financial results.

Item 9.  Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”).

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On May 2, 2003, we issued a press release announcing our final 2002 financial results.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: May 2, 2003	By:	/s/ Kevin W. Shahan
Kevin W. Shahan, Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated May 2, 2003, regarding the registrant’s final 2002 financial results.